UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2021

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	CNK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosures.

Cinemark USA, Inc. (“Cinemark USA”), a wholly-owned subsidiary of Cinemark Holdings, Inc. (“Cinemark Holdings,” “we,” “us” and “our”), is providing the following disclosure, which was included in a preliminary offering memorandum, dated June 1, 2021, in connection with the Notes Offering (described in Item 8.01 below).

Proposed Credit Agreement Amendment

On May 28, 2021, Cinemark USA received commitments from all of the revolving credit lenders, which include affiliates of the initial purchasers of the Notes (as defined below), under that certain Amended and Restated Credit Agreement, dated as of December 18, 2012, by and among Cinemark Holdings, Cinemark USA, the several banks and other financial institutions party thereto (the “Lenders”), Barclays Bank PLC, as administrative agent for the Lenders, and the other agents party thereto, as amended to the date hereof (as so amended, the “Credit Agreement”), to extend the maturity of the revolving credit line from November 28, 2022 to November 28, 2024, subject to customary conditions, including the execution of definitive documentation, or the Credit Agreement amendment. Cinemark USA expects to enter into the Credit Agreement amendment after the closing of the Notes Offering (as defined below). There can be no assurance that Cinemark USA will enter into the Credit Agreement amendment at such time or at all or that the terms of the Credit Agreement amendment will be as described.

The information set forth in Item 7.01 of this Current Report on Form 8-K (this “Report”) is being furnished, not filed, pursuant to Regulation FD. Accordingly, this information will not be incorporated by reference into any registration statement filed by Cinemark Holdings under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference. The furnishing of this information is not intended to, and does not, constitute a determination or admission by Cinemark Holdings that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Cinemark Holdings or any of its affiliates.

Item 8.01	Other Events.

On June 1, 2021, Cinemark Holdings issued a press release announcing that Cinemark USA plans to commence a private offering of $765 million aggregate principal amount of senior notes due 2028 (the “Notes”), that is exempt from the registration requirements of the Securities Act to eligible purchasers. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to certain non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act (the “Notes Offering”). A copy of the press release is being filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

The Notes and related guarantees are not and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and the Notes and related guarantees may not be offered or sold in the United States without registration or an applicable exemption from such registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This Report shall not constitute an offer to sell or the solicitation of an offer to buy, any securities, nor shall there be any sales of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Report and the press release are being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated June 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to the proposed offering, the anticipated use of proceeds, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in, or incorporated by reference to, Cinemark Holdings’s Annual Report on Form 10-K filed February 26, 2021, as updated or supplemented by the information included in our subsequent filings. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. These forward-looking statements speak only as of the date hereof and we undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

Date: June 1, 2021	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President - General Counsel and Secretary